                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  April 30, 1998



                         JONES GROWTH PARTNERS II L.P.
                         -----------------------------
            (Exact name of registrant as specified in its charter)



        Colorado                     0-19259                      84-1126141
        --------                     -------                      ----------
(State of Organization)       (Commission File No.)             (IRS Employer
                                                             Identification No.)


P.O. Box 3309, Englewood, Colorado 80155-3309                   (303) 792-3111
---------------------------------------------                   --------------
(Address of principal executive office and Zip Code             (Registrant's
                                                                telephone no.
                                                            including area code)

Item 2.  Disposition of Assets
         ---------------------

     On April 30, 1998, Jones Growth Partners II L.P., a Colorado limited partnership (the "Partnership"), sold its cable television systems serving Yorba Linda and a certain portion of Anaheim Hills, California (the "Yorba Linda System") to Citizens Century Cable Television Venture, an affiliate of Century Communications Corp. (the "Purchaser"), for a sales price of $36,000,000, subject to normal closing adjustments. The Purchaser is not affiliated with the Partnership. The sale was approved by the holders of a majority of the limited partnership interests in the Partnership. In March 1998, the City of Yorba Linda finally approved the transfer of the Yorba Linda cable television system franchise to the Purchaser.

     Immediately following the closing of the sale of the Yorba Linda System, the Partnership repaid its outstanding indebtedness in the amount of $11,830,750. The Partnership intends to distribute in May 1998 the remaining sale proceeds, net of closing adjustments and California state withholding tax, to its limited partners. Because limited partners will not receive distributions in an amount equal to 100 percent of the capital initially contributed to the Partnership by the limited partners plus an amount equal to 8 percent per annum, cumulative and noncompounded, on an amount equal to their initial capital contributions, the general partner of the Partnership will not receive any general partner distribution from the sale proceeds. Based on financial information as of March 31, 1998, the distribution from the sale of the Yorba Linda System will provide the limited partners of the Partnership, as a group, an estimated $24,322,425 or from $1,167 to $1,276 for each $1,000 limited partnership interest from the net proceeds of the Yorba Linda System's sale. The specific amount of a limited partner's distribution will be dependent upon a limited partner's date of investment. The Partnership will be liquidated and dissolved upon the completion of the distribution from the sale of the Yorba Linda System.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

     a.   Financial statements.
          Not applicable.

     b.   Pro forma financial statements.
          Pro forma financial statements of Jones Growth Partners II L.P. reflecting the disposition of the Yorba Linda System are attached.

     c.   Exhibits.

          The Asset Purchase Agreement dated August 16, 1996, among Jones Intercable, Inc., Jones Growth Partners II L.P. and Century Communications Corp. is incorporated by reference from the Current Report on Form 8-K of Jones Growth Partners II L.P. dated August 28, 1996.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JONES GROWTH PARTNERS L.P.

                              By:   Jones Spacelink Cable Corporation,
                                    its managing general partner


Dated: May 8, 1998                  By:  /s/ Elizabeth M. Steele
                                         -----------------------
                                         Elizabeth M. Steele
                                         Vice President and Secretary



(35824)

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION
                       OF JONES GROWTH PARTNERS II L.P.



     The following unaudited pro forma balance sheet assumes that as of March 31, 1998, Jones Growth Partners II L.P. (the "Partnership") had sold the cable television system serving subscribers in the areas in and around the communities of Yorba Linda, certain portions of Anaheim Hills, and certain portions of unincorporated Orange County, all in the State of California (the "System") for $36,000,000. The funds available to the Partnership, adjusting for the estimated net closing adjustments of the System, are expected to total approximately $35,473,178. Such funds will be used to repay indebtedness of the Partnership, and $24,322,425 will be distributed to the partners of the Partnership. The unaudited pro forma statements of operations assume that the System was sold as of January 1, 1997.

     The unaudited pro forma financial information should be read in conjunction with the appropriate notes to the unaudited pro forma financial information.

     ALL OF THE FOLLOWING UNAUDITED PRO FORMA FINANCIAL INFORMATION IS BASED UPON AMOUNTS AS OF MARCH 31, 1998 AND CERTAIN ESTIMATES OF LIABILITIES AT CLOSING. FINAL RESULTS MAY DIFFER FROM SUCH INFORMATION.

                         JONES GROWTH PARTNERS II L.P.

                      UNAUDITED PRO FORMA  BALANCE SHEET
                                March 31, 1998

                                                                          Pro Forma       Pro Forma
                                                        As Reported      Adjustments       Balance
                                                       -------------     ------------     ----------
ASSETS
Cash and cash equivalents                              $     679,997  $   23,703,158   $  24,383,155
Trade receivables, net                                        36,396         (36,396)              -
Investment in cable television properties:
  Property, plant and equipment, net                      11,076,085     (11,076,085)              -
  Intangibles, net                                         6,271,747      (6,271,747)              -
                                                          ----------     -----------      ----------

    Total investment in cable television properties       17,347,832     (17,347,832)              -
Debt placement costs, net                                     60,730         (60,730)              -
Deposits, prepaid expenses and deferred charges              125,710        (125,710)              -
                                                          ----------     -----------      ----------

Total assets                                           $  18,250,665  $    6,132,490   $  24,383,155
                                                          ==========     ===========      ==========

LIABILITIES AND PARTNERS' CAPITAL
Liabilities:
  Term loan                                            $  11,830,750  $  (11,830,750)  $           -
  Accrued liabilities                                        544,990        (544,990)              -
  Subscriber prepayments                                     143,938        (143,938)              -
                                                          ----------     -----------      ----------

Total liabilities                                         12,519,678     (12,519,678)              -
                                                          ----------     -----------      ----------

Partners' capital                                          5,730,987      18,652,168      24,383,155
                                                          ----------     -----------      ----------

 Total liabilities and partners' capital               $  18,250,665  $    6,132,490   $  24,383,155
                                                          ==========     ===========      ==========



    The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited balance sheet.

                         JONES GROWTH PARTNERS II L.P.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                   For the Three Months Ended March 31, 1998

                                                                    Pro Forma       Pro Forma
                                                  As Reported      Adjustments       Balance
                                                 -------------     ------------     ---------
REVENUES                                         $  2,056,302   $   (2,056,302)  $          -
COSTS AND EXPENSES:
  Operating expenses                                1,043,457       (1,043,457)             -
  Management fees and allocated overhead from
    General Partner                                   223,594         (223,594)             -
  Depreciation and amortization                       948,692         (948,692)             -
                                                    ---------      -----------      ---------

OPERATING LOSS                                       (159,441)         159,441              -
                                                    ---------      -----------      ---------

OTHER INCOME (EXPENSES):
  Interest expense                                   (214,826)         214,826              -
  Other, net                                          (12,057)          12,057              -
                                                    ---------      -----------      ---------

    Total other income (expense), net                (226,883)         226,883              -
                                                    ---------      -----------      ---------

NET LOSS                                         $   (386,324)  $      386,324   $          -
                                                    =========      ===========      =========



    The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited statement.

                         JONES GROWTH PARTNERS II L.P.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1997

                                                                    Pro Forma       Pro Forma
                                                  As Reported      Adjustments       Balance
                                                 -------------     ------------     ---------
REVENUES                                         $  8,217,768   $   (8,217,768)  $          -
COSTS AND EXPENSES:
  Operating expenses                                4,295,745       (4,295,745)             -
  Management fees and allocated overhead from
    General Partner                                   924,983         (924,983)             -
  Depreciation and amortization                     3,707,100       (3,707,100)             -
                                                    ---------      -----------      ---------

OPERATING LOSS                                       (710,060)         710,060              -

OTHER INCOME (EXPENSES):
  Interest expense                                   (853,502)         853,502              -
  Other, net                                          906,735         (906,735)             -
                                                    ---------      -----------      ---------

    Total other income (expense), net                  53,233          (53,233)             -
                                                    ---------      -----------      ---------

NET LOSS                                         $   (656,827)  $      656,827   $          -
                                                    =========      ===========      =========



    The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited statement.

                         JONES GROWTH PARTNERS II L.P.

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

     1) The following calculations present the sale of the System and the resulting estimated proceeds expected to be received by the Partnership.

     2) The unaudited pro forma balance sheet assumes that the Partnership had sold the System for $36,000,000 as of March 31, 1998. The unaudited statements of operations assume that the Partnership had sold the System as of January 1, 1997.

     3) The estimated gain recognized from the sale of the System and corresponding estimated distribution to limited partners as of March 31, 1998 has been computed as follows:

GAIN ON SALE OF ASSETS:

Contract sales price                                               $ 36,000,000
Less: Net book value of investment in cable television properties
      at March 31, 1998                                             (17,347,832)
                                                                    -----------

Gain on sale of assets                                             $ 18,652,168
                                                                    ===========

DISTRIBUTIONS TO PARTNERS:
Contract sales price                                               $ 36,000,000
Working capital adjustment:
Add:  Current assets                                                    162,106
Less: Current liabilities                                              (688,928)
                                                                    -----------

Adjusted cash received by the Partnership                            35,473,178

Less: Repayment of outstanding debt to third parties                (11,830,750)
Plus: Cash on hand                                                      679,997
Cash available for distribution                                    $ 24,322,425
                                                                    ===========